Provisions	12 Months Ended
Dec. 31, 2019
Provisions [abstract]
Provisions
Note 16 - Provisions

Composition

	Dismantling and restoring		Other contractual
	sites	Litigations	obligations	Total
	NIS millions	NIS millions	NIS millions	NIS millions
Balance as at January 1, 2018	21	49	42	112
Provisions made during the year	-	21	12	33
Provisions reversed during the year	(1)	(7)	(12)	(20)
Balance as at January 1, 2019	20	63	42	125
Provisions made during the year	2	12	4	18
Provisions reversed during the year	-	(17)	(5)	(22)
Balance as at December 31, 2019	22	58	41	121

Non-current	22	-	-	22
Current	-	58	41	99
	22	58	41	121

Dismantling and restoring sites
The Group is required to incur certain costs in respect of a liability to dismantle and remove assets and to restore sites on which the assets were located. These dismantling costs are calculated on the basis of the identified costs for the current financial year, extrapolated for future years using the best estimate of future trends in prices, inflation, etc., and are discounted at a risk-free rate. Forecast of estimated site departures or asset returns is revised in light of future changes in regulations or technological requirements.

Litigations
The Group is involved in a number of legal and other disputes with third parties. The Group's management, after taking legal advice, has established provisions which take into account the facts of each case. The timing of cash outflows associated with legal claims cannot be reasonably determined. For detailed information regarding legal proceedings against the Group, refer to Note 32.

Other contractual obligations
Provisions for other contractual obligations and exposures include various obligations that are derived either from a constructive obligation or legislation for which there is a high uncertainty regarding the timing and amount of future expenditure required for settlement.